                                                                    EXHIBIT 99.3

                             DIGITAL ISLAND, INC.

                      RESTRICTED STOCK ISSUANCE AGREEMENT
                      -----------------------------------


          AGREEMENT made this _____ day of ______________, by and between Digital Island, Inc., a Delaware corporation, and _________________________, a Participant in the Corporation's 1999 Stock Incentive Plan.

          All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

          A.  ISSUANCE OF SHARES
          ----------------------

          1.  Issuance.  Participant will be issued _____________ unvested
              --------
shares of Common Stock (the "Issued Shares") pursuant to the provisions of the Stock Issuance Program upon payment to the Corporation of the $0.001 per share
par value of the Issued Shares.   The Issued Shares will be issued in exchange
for the options held by the Participant under the Corporation's 1999 Stock Incentive Plan which are identified in attached Schedule I. Those options are hereby cancelled, and the Participant shall have no further right or entitlement to purchase shares of Common Stock under those cancelled options.

          2.  Assignment.  Concurrently with the delivery of this Agreement to
              ----------
the Corporation, together with payment of the per share par value of the Issued Shares, the Participant shall also deliver a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Issued Shares.

          3.  Stockholder Rights.  Until such time as the Issued Shares may be
              ------------------
forfeited pursuant to the provisions of Paragraph C.2, the Participant (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Issued Shares, subject, however, to the transfer restrictions of this Agreement.

          4.  Escrow.  The Corporation shall hold the Issued Shares in escrow
              ------
until those shares have vested in accordance with the Vesting Schedule. The Issued Shares which so vest shall be released from escrow upon the Participant's payment to the Corporation of the federal and state income and employment withholding taxes to which the Participant becomes subject by reason of his or her vesting in the Issued Shares. The withholding taxes which become due as the Issued Shares vest may be paid through an immediate sale of a portion of those Issued Shares through a Corporation-designated brokerage firm which is authorized by the Participant to pay over to the Corporation the portion of the sale proceeds necessary to satisfy the applicable withholding taxes.

          5.  Compliance with Law.  Under no circumstances shall shares of
              -------------------
Common Stock or other assets be issued or delivered to Participant pursuant to the provisions of this Agreement unless, in the opinion of counsel for the Corporation or its successors, there shall have been compliance with all applicable requirements of Federal and state securities laws, all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is at the time listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

          B.  TRANSFER RESTRICTIONS
              ---------------------

          1.  Restriction on Transfer.  Except for any Permitted Transfer,
              -----------------------
Participant shall not transfer, assign, encumber or otherwise dispose of any of the Issued Shares which are subject to the forfeiture provisions of Paragraph C.2.

          2.  Restrictive Legend.  The stock certificate for the Issued Shares
              ------------------
shall be endorsed with the following restrictive legend:

              "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND SUBJECT TO CERTAIN FORFEITURE PROVISIONS AND TRANSFER RESTRICTIONS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT DATED APRIL ________, 2001 BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES."

          3.  Transferee Obligations.  Each person to whom the Issued Shares are
              ----------------------
transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the forfeiture provisions of Paragraph C.2 to the same extent such shares would be so subject if retained by Participant.

          C.  VESTING/FORFEITURE OF THE ISSUED SHARES
              ---------------------------------------

          1.  Vesting.  The Issued Shares shall initially be unvested and
              -------
subject to forfeiture in accordance with the provisions of Paragraph C.2. The following Vesting Schedule shall be in effect for the Issued Shares:

              Upon the Participant's continuation in Service through April 30, 2002, the Participant shall acquire a fully-vested interest in, and the forfeiture provisions of Paragraph C.2. shall terminate and lapse with respect to, one third of the Issued Shares.

              The balance of the Issued Shares shall vest in a series of four
     (4) successive equal semi-annual installments upon the Participant's continuation in Service through each of the following semi-annual vesting dates: October 31, 2002, April 30, 2003, October 31, 2003 and April 30, 2004.

          2.  Forfeiture of Issued Shares.  Should Participant cease Service for
              ---------------------------
any reason prior to the completion of the Vesting Schedule, then all of the Issued Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule set forth in Paragraph C.1 above or the special vesting acceleration provisions of Paragraph
C.4 of this Agreement shall be immediately forfeited and the stock certificates for those Issued Shares immediately cancelled, without any cash or other payment due from the Corporation with respect to the forfeited Issued Shares, and Participant shall no longer be entitled to any rights as a stockholder with respect to those shares or to any other entitlement or interest with respect to such shares.

          3.  Recapitalization.  Any new, substituted or additional securities
              ----------------
or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Issued Shares shall be immediately subject to the forfeiture provisions of Paragraph C.2 and the escrow requirements hereunder, but only to the extent the Issued Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of securities subject to this Agreement in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure.

          4.  Corporate Transaction/Change in Control.  Should a Corporate
              ---------------------------------------
Transaction or Change in Control occur during Participant's period of Service, then any new securities or other property (including any cash payments) issued or distributed with respect to the Issued Shares upon consummation of that Corporate Transaction or Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until the Participant vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Issued Shares under Paragraph C.1 of this Agreement. Upon the Participant's subsequent cessation of Service, one or more of the Issued Shares (or any other securities or property into which the Issued Shares have been converted) shall be subject to accelerated vesting in accordance with the option acceleration provisions, if any of the employment agreement in effect at that time between the Participant and the Corporation.

          D.  SPECIAL TAX ELECTION
              --------------------

          1.  Section 83(b) Election.  Under Code Section 83, the excess of the
              ----------------------
fair market value of the Issued Shares on the date any forfeiture restrictions applicable to such shares lapse over the par value paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the forfeiture provisions contained in Paragraph C.2. Participant may elect under Code Section 83(b) to be taxed at the time the Issued Shares are acquired, rather than when and as such Issued Shares cease to be subject to those forfeiture restrictions. Such election must be filed with the Internal Revenue

Service within thirty (30) days after the date of this Agreement. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

          2.  FILING RESPONSIBILITY.  PARTICIPANT ACKNOWLEDGES THAT IT IS
              ---------------------
PARTICIPANT'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

          E.  GENERAL PROVISIONS
              ------------------

          1.  At Will Employment.  Nothing in this Agreement or in the Plan
              ------------------
shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.

          2.  Notices.  Any notice required to be given under this Agreement
              -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

          3.  Cancellation of Shares.  Should the forfeiture provision contained
              ----------------------
in Paragraph C.2 become applicable in connection with the Participant's termination of Service, then from and after that time, the person from whom such shares are to be forfeited shall no longer have any rights as a holder of such shares. Such shares shall be deemed forfeited in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered to the Corporation.

          4.  No Waiver.  No waiver of any breach or condition of this Agreement
              ---------
shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5.  Participant Undertaking.  Participant hereby agrees to take
              -----------------------
whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Issued Shares pursuant to the provisions of this Agreement.

          6.  Agreement is Entire Contract.  This Agreement constitutes the
              ----------------------------
entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

          7.  Governing Law.  This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

          8.  Counterparts.  This Agreement may be executed in counterparts,
              ------------
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          9.  Successors and Assigns.  The provisions of this Agreement shall
              ----------------------
inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                   DIGITAL ISLAND, INC.


                                   BY: ____________________________________

                                   TITLE: _________________________________

                                   ________________________________________
                                                   PARTICIPANT

                                   ADDRESS: _______________________________

                                   ________________________________________

                                   EXHIBIT I

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED _______________________ hereby sell(s), assign(s) and transfer(s) unto Digital Island, Inc. (the "Corporation") _____________________ (________) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ______________ herewith and do(es) hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  _________________, _____.

                                        Signature ______________________________





Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to enforce the forfeiture provisions of Paragraph C.2 of the Stock Issuance Agreement without requiring additional signatures on the part of Participant.

                                  EXHIBIT II

                          SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:
     Address:
     Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ____________ shares of the common stock of Digital Island, Inc.

(3)  The property was issued on April _________________, 2001.

(4) The taxable year in which the election is being made is the calendar year 2001.

(5) The property is subject to forfeiture, without the receipt of any consideration by the taxpayer, if for any reason taxpayer's service with the issuer terminates prior to April 30, 2004. However, the forfeiture restriction will lapse as to one third of the shares upon the taxpayer's continuation in the issuer's service through April 30, 2002, and the forfeiture restriction will lapse as to the balance of the shares in a series of 4 successive equal semi-annual installments upon the taxpayer's continued service with the issuer.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $________ per share.

(7)  The amount paid for such property is $0.001  per share.

(8) A copy of this statement was furnished to Digital Island, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed on ________________________, 2001.

________________________________   _____________________________________________
Spouse (if any)                                        Taxpayer


          This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Agreement:

          A.  Agreement shall mean this Restricted Stock Issuance Agreement.
              ---------

          B.  Board shall mean the Corporation's Board of Directors.
              -----

          C.  Change in Control shall mean a change in ownership or control of
              ------------------
the Corporation effected through either of the following transactions:

            (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

            (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D.  Code shall mean the Internal Revenue Code of 1986, as amended.
              ----

          E.  Common Stock shall mean shares of the Corporation's common stock.
              ------------

          F.  Corporate Transaction shall mean either of the following
              ---------------------
stockholder-approved transactions:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          G.  Corporation shall mean Digital Island, Inc., a Delaware
              -----------
corporation, and any successor corporation to all or substantially all of the assets or voting stock of Digital Island, Inc.

          H.   Involuntary Termination shall mean the termination of the
               -----------------------
Participant's Service which occurs by reason of:

               (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          I.   Misconduct shall mean the commission of any act of fraud,
               ----------
embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of the Participant or any other person in the Service of the Corporation (or any Parent or Subsidiary).

          J.   Owner shall mean Participant and all subsequent holders of the
               -----
Issued Shares who derive their chain of ownership through a Permitted Transfer from Participant.

          K.   Parent shall mean any corporation (other than the Corporation) in
               ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          L.   Participant shall mean the person to whom the Issued Shares are
               -----------
issued under the Stock Issuance Program.

          M.   Permitted Transfer shall mean (i) a gratuitous transfer of the
               ------------------
Issued Shares, provided and only if Participant obtains the Corporation's
               -----------------
prior written consent to such transfer, or (ii) a transfer of title to the Issued Shares effected pursuant to Participant's will or the laws of inheritance following Participant's death.

          N.   Plan shall mean the Corporation's 1999 Stock Incentive Plan.
               ----

          O.   Plan Administrator shall mean either the Board or a committee of
               ------------------
the Board acting in its administrative capacity under the Plan.

          P.   Issued Shares shall have the meaning assigned to such term in
               -------------
Paragraph A.1.

          Q.   Recapitalization shall mean any stock split, stock dividend,
               ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

          R.   Service shall mean the Participant's performance of services for
               -------
the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

          S.   Subsidiary shall mean any corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          T.   Vesting Schedule shall mean the vesting schedule specified in
               ----------------
Paragraph C.1, pursuant to which the Issued Shares are to vest in a series of installments over the period of the Participant's continued Service.

                                  SCHEDULE I

                           LIST OF CANCELLED OPTIONS


                                                                Number
                                                                  of
     Grant Date                   Exercise Price            Option Shares
     ----------                   --------------            -------------